UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

__________________

October 10, 2017

Date of Report (Date of Earliest event reported)

SHARING SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-205310	30-0869786
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

930 S. 4th Street, Suite 150, Las Vegas, NV 89101
(Address of principal executive offices)

Registrant's telephone number, including area code:	714-203-6717

___________________________________________________

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 10, 2017, Sharing Services, Inc. (the “Company”) closed a financing transaction whereby the Company borrowed the sum of One Hundred Thousand dollars ($100,000.00) from an accredited investor, Power Up Lending Group Ltd. (the “Lender”).  The transaction involved (i) the issuance by the Company in favor of the Lender of a Convertible Promissory Note (the “Note”) in the principal amount of $100,000.00 and (ii) the entering into of a Securities Purchase Agreement by the Company and the Lender (the “SPA”).  The Note accrues interest at the rate of Twelve percent (12%) per annum with the principal amount and all accrued interest being due and payable on July 15, 2018.  At the option of the Lender, the Note is convertible into shares of the Company’s common stock at any time following 180 days from its issuance. The foregoing description of the Note and the accompanying SPA, both dated October 10, 2017, is a summary only and is qualified in its entirety by the full text of the Note and SPA, which are filed as Exhibits 1.1 and 1.2 hereto, respectively, and incorporated herein by reference.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

In connection with the closing of the transaction, described in Item 1.01 above, the Company issued a Convertible Promissory Note in the amount of One Hundred Thousand dollars ($100,000.00) (the “securities”). The Lender has represented that it was acquiring the securities for investment and not with a view toward resale or public distribution of such securities, and acknowledged that the securities had not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and that they constituted “restricted securities” as that term is defined in Rule 144 promulgated under the Securities Act. The Note bears a restrictive legend. The issuance of securities to the Lender was conducted in reliance on Section 4(a)(2) of the Securities Act.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number

Description

Location

1.1

Convertible Promissory Note dated October 10, 2017

Provided herewith

issued by Sharing Services, Inc., in favor of Power Up

Lending Group Ltd., in the principal amount of One

Hundred Thousand dollars ($100,000.00).

1.2

Securities Purchase Agreement dated October 10, 2017 by

Provided herewith

and between Sharing Services, Inc. and Power Up Lending

Group Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2017 SHARING SERVICES, INC. By: /s/ Jordan Brock Name: Jordan Brock Title: Chief Executive Officer/President